Exhibit 99.1

MBNA MASTER CREDIT CARD TRUST II SERIES 1994-C

KEY PERFORMANCE FACTORS
March 31, 2000



        Expected B Maturity                         11/15/01


        Blended Coupon                               6.2954%



        Excess Protection Level
          3 Month Average   5.74%
          March, 2000   5.78%
          February, 2000   6.08%
          January, 2000   5.37%


        Cash Yield                                  19.39%


        Investor Charge Offs                         4.70%


        Base Rate                                    8.92%


        Over 30 Day Delinquency                      4.65%


        Seller's Interest                            8.73%


        Total Payment Rate                          15.20%


        Total Principal Balance                     $ 49,480,326,758.32


        Investor Participation Amount               $ 1,000,000,000.00


        Seller Participation Amount                 $ 4,321,526,239.83